<PG$PCN>
SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

March 15, 1999

Dear Shareholders:

We are pleased to provide this semi-annual report for Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc (the "Trust") as of January 31, 1999. Included are a market commentary and a statement of the Trust's investments and financial statements for the six months ended January 31, 1999.

The Salomon Brothers 2008 Worldwide Dollar Government Term Trust was recently granted a Performance Achievement Award in the category of Global Income Funds by Lipper Analytical Services, Inc. Lipper ranked the Fund number one in Closed-End Fund Performance for the 5-year time period ending December 31, 1998.

During the six months ended January 31, 1999, the net asset value of the Trust decreased from $10.51 per share to $9.05 per share. Dividends from net investment income totaling $0.44 per share were paid during this period. Assuming the reinvestment of these dividends in additional shares of the Trust, the net asset value return for the six months ended January 31, 1999, was -9.67%. During the same period, the JP Morgan Emerging Markets Bond Index Plus (EMBI+), a standard measure of return for the emerging debt market, and the Salomon Smith Barney Mortgage Index, a standard of measure for mortgage securities, returned -17.20% and 3.50%, respectively.

EMERGING MARKETS DEBT SECURITIES

The six months ended January 31, 1999 began with extreme volatility and a wide-spread sell off across all emerging markets. It closed, however, on a more positive note, with a slight rally and feelings of cautious optimism.

In August, Russia's government defaulted on its domestic debt and devalued the ruble. These developments caused a global flight to quality as investors reduced their risk exposure worldwide. The EMBI+ declined by 28.74% during August, the largest monthly decline since the Index's inception. Spreads over U.S. Treasuries widened to 1,563 on August 27, ending the month at 1,524. For the remainder of 1998, a rally occurred, largely due to monetary easing by the U.S. Federal Reserve and U.S. Congressional approval of funding for the International Monetary Fund ("IMF"). The agreement, as well as a lack of forced selling by non-dedicated investors, caused the market to rise from September through the end of the 1998. In January, the market again traded down as concerns over the Brazilian devaluation of its currency led investors to demand a higher risk premium from emerging markets debt.

The collapse in the emerging bond markets in 1998 was triggered by a variety of events; some related to declines in fundamental creditworthiness and others related to technical factors. Fundamentally, sovereign credit quality was adversely affected by declining commodity prices throughout the year. This resulted in lower fiscal revenues for many emerging market economies. In addition, subsequent to the debt restructuring problems experienced by Asia in 1997, a significant decline in financing available to emerging market economies developed, hindering many countries' abilities to finance short term obligations. This problem peaked in the aftermath of the Russian domestic debt default. Additional selling pressure developed as leveraged investors were forced to liquidate holdings in the face of margin calls.
<PG$PCN>
SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

By the end of the period, despite the market's turmoil in August and worries stemming from Brazil's devaluation of the real, global contagion was not as severe as might have been expected. This relative calm was due to a number of positive world events, including the U.S. Federal Reserve monetary easing, Congressional funding for the IMF and a reduction in leverage dedicated to credit risk investments.

For the six months ended January 31, 1999, outperformers in the emerging markets included Poland, Panama, Mexico, Morocco, Peru, Bulgaria, Argentina and Venezuela. Underperformers included Russia, Ecuador and Brazil.

In conclusion, despite improved performance at the end of the period, our view is that the emerging debt market will continue to be impacted as investors assess their appetite for risk and evaluate the appropriate risk premium for investing in credit sensitive fixed income assets. Although market sentiment has certainly improved and we are confident that the long-term outlook is positive, we expect this volatile period in the emerging markets to continue in the short-term.

MORTGAGE-BACKED SECURITIES

The effect of falling interest rates on mortgage-backed bonds, during the latter half of 1998, was two fold. Interest rates plummeted and prices on most mortgage securities rose, resulting in positive returns. On the other hand, because interest rates fell to historic lows, massive mortgage refinancing by homeowners created a large new issue supply which, in turn, caused mortgage spreads to widen. Mortgage securities selling above par were particularly hard hit by the refinancing wave. Fortunately, the majority of the Fund's mortgage holdings were in discount mortgages which outperformed the index.

                                      * * *

In a continuing effort to provide timely information concerning the Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 am to 6:00 pm EST for the Trust's portfolio holdings and allocations. For information concerning Salomon Brothers 2008 Worldwide stock account, please call American Stock Transfer & Trust Company at 1-800-937-5449 (1-718-921-8200 if you are calling from within New York City).
<PG$PCN>
SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

All of us at Salomon Brothers Asset Management appreciate the confidence you have demonstrated in the past and hope to continue to serve you in the future years.

Sincerely,

/s/ HEATH B. MCLENDON

HEATH B. MCLENDON
Chairman and President

/s/ PETER J. WILBY

PETER J. WILBY
Executive Vice President

/s/ ROGER M. LAVAN

ROGER M. LAVAN
Executive Vice President

SHAREHOLDER NOTICE. As of May 27, 1998, Roger M. Lavan assumed responsibility for the day-to-day management of the mortgage-backed securities and U.S. government securities portions of the Trust's portfolio.
<PG$PCN>
SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (unaudited)

January 31, 1999


       FACE
     AMOUNT           SECURITY                                                           VALUE
----------------------------------------------------------------------------------------------
Sovereign Bonds -- 52.6%
ARGENTINA -- 10.6%
                    Republic of Argentina:
$68,000,000         Discount Bond, Series L-GL, 6.0625% due 3/31/23 (a).........  $ 47,090,000
  9,260,000         Par Bond, Series L, 5.750% due 3/31/23 (a)..................     6,406,763
                                                                                  ------------
                                                                                    53,496,763
                                                                                  ------------
BRAZIL -- 9.5%
                    Federal Republic of Brazil:
 11,875,000         DCB, Series L, 6.1875% due 4/15/12 (a)......................     5,358,594
 34,750,000         Discount Bond, Series Z-L, 6.125% due 4/15/24 (a)...........    18,808,438
 18,648,000         EI Bond, Series L, 6.125% due 4/15/06 (a)...................    10,979,010
  5,000,000         Investment (Exit) Bond, 6.000% due 9/15/13..................     2,775,000
  2,000,000         NMB, Series L, 6.1875% due 4/15/09 (a)......................       982,500
 16,050,000         Par Bond, Series Z-L, 5.500% due 4/15/24 (a)................     8,777,344
                                                                                  ------------
                                                                                    47,680,886
                                                                                  ------------
BULGARIA -- 3.6%
                    Republic of Bulgaria:
 24,300,000         Discount Bond, Tranche A, 5.875% due 7/28/24 (a)............    16,979,625
  2,000,000         IAB, 5.875% due 7/28/11 (a).................................     1,328,750
                                                                                  ------------
                                                                                    18,308,375
                                                                                  ------------
ECUADOR -- 3.4%
                    Republic of Ecuador:
 10,361,456         Bearer PDI Bond, 6.625% due 2/27/15 (a)(b)..................     3,263,861
 17,000,000         Discount Bond, 6.625% due 2/28/25 (a).......................     8,287,500
 14,000,000         Par Bond, 3.500% due 2/28/25 (a)............................     5,845,000
                                                                                  ------------
                                                                                    17,396,361
                                                                                  ------------
IVORY COAST -- 1.1%
                    Republic of Ivory Coast:
  9,000,000         FLIRB, 2.000% due 3/29/18 (a)...............................     2,520,000
  9,875,000         PDI Bond, 2.000% due 3/29/18 (a)............................     3,184,688
                                                                                  ------------
                                                                                     5,704,688
                                                                                  ------------

--------------------------------------------------------------------------------
                       See notes to financial statements.
PAGE 4
<PG$PCN>
SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (unaudited) (continued)

January 31, 1999


       FACE
     AMOUNT           SECURITY                                                           VALUE
----------------------------------------------------------------------------------------------
MEXICO -- 10.5%
                    United Mexican States:
$27,250,000         Discount Bond, Series A, 6.11562% due 12/31/19 (a)
                        (including 41,922,000 rights)...........................  $ 21,731,875
  7,450,000         Discount Bond, Series B, 6.03875% due 12/31/19 (a)
                        (including 11,461,000 rights)...........................     5,941,375
  1,000,000         Discount Bond, Series D, 6.09750% due 12/31/19 (a)
                        (including 1,538,000 rights)............................       800,625
  2,150,000         Par Bond, Series A, 6.25% due 12/31/19
                        (including 2,150,000 rights)............................     1,639,375
 29,850,000         Par Bond, Series B, 6.25% due 12/31/19
                        (including 29,850,000 rights)...........................    22,760,625
                                                                                  ------------
                                                                                    52,873,875
                                                                                  ------------
PANAMA -- 1.1%
                    Republic of Panama:
    300,000         IRB, 4.000% due 7/17/14 (a).................................       225,375
  7,061,585         PDI Bond, 5.9375% due 7/17/16 (a)(b)........................     5,278,536
                                                                                  ------------
                                                                                     5,503,911
                                                                                  ------------
PERU -- 2.8%
                    Republic of Peru:
  5,000,000         Discount Bond, 6.500% due 3/8/27 (a)........................     3,550,000
 23,000,000         Par Bond, 3.000% due 3/7/27 (a).............................    10,810,000
                                                                                  ------------
                                                                                    14,360,000
                                                                                  ------------
PHILIPPINES -- 1.7%
  9,500,000         Republic of the Philippines, Series B, 6.500% due 12/1/17
                      (a).......................................................     8,550,000
                                                                                  ------------
RUSSIA -- 0.1%
                    Russia, IAN:
  3,000,000         5.96875% due 12/15/15 (a)...................................       341,250
    157,890         5.96875% due 12/15/15 (a)(c)................................        17,960
                    Russia, Ministry of Finance, Global Bond:
    650,000         11.750% due 6/10/03.........................................       210,438
    350,000         8.750% due 7/24/05..........................................        87,281
                                                                                  ------------
                                                                                       656,929
                                                                                  ------------

--------------------------------------------------------------------------------
                       See notes to financial statements.
                                                                          PAGE 5
<PG$PCN>
SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (unaudited) (continued)

January 31, 1999


       FACE
     AMOUNT           SECURITY                                                           VALUE
----------------------------------------------------------------------------------------------
VENEZUELA -- 8.2%
                    Republic of Venezuela:
$17,142,793         DCB, Series DL, 5.9375% due 12/18/07 (a)....................  $ 10,199,962
 41,000,000         Discount Bond, Series W-A, 5.8125% due 3/31/20 (a)
                        (including 292,740 warrants)............................    25,625,000
  6,500,000         Discount Bond, Series W-B, 5.875% due 3/31/20 (a)
                        (including 46,410 warrants).............................     4,062,500
  1,619,040         FLIRB, Series A, 6.125% due 3/31/07 (a).....................       967,376
                                                                                  ------------
                                                                                    40,854,838
                                                                                  ------------

                    TOTAL SOVEREIGN BONDS (Cost -- $279,898,212)................   265,386,626
                                                                                  ------------
MORTGAGE-BACKED SECURITIES -- 42.5%
                    Federal Home Loan Mortgage Corp.:
 49,000,000         6.50%, 30 Year, Gold, (TBA).................................    49,490,000
 11,320,354         Series 1599, Class D, 6.50% due 6/15/19 (PAC I/O) (e).......       481,115
  2,765,613         Series 1610, Class PH, 6.50% due 3/15/19 (PAC I/O) (e)......       248,214
  4,441,668         Series 1617, Class PF, 6.50% due 6/15/18 (PAC I/O) (e)......       241,493
  2,686,346         Series 2062, Class PL, 6.50% due 10/15/16 (PAC I/O) (e).....       475,987
 11,577,500         Series 2075, Class IC, 6.50% due 7/15/16 (PAC I/O) (e)......     1,866,872
 13,669,846         Series 2086, Class PK, 6.50% due 5/15/18 (PAC I/O) (e)......     1,794,167
 15,485,000         Series 2098, Class IB, 6.00% due 11/15/02 (PAC I/O) (e).....     2,709,875
                    Federal National Mortgage Association:
 52,000,000         6.00%, 30 Year (TBA)........................................    51,415,000
 76,500,000         6.50%, 30 Year (TBA)........................................    77,169,375
 20,000,000         8.00%, 30 Year (TBA)........................................    20,768,600
  4,814,900         Trust 1993-183, Class EA, 6.50% due 3/25/17, (REMIC) (PAC
                      I/O) (e)..................................................       268,017
  3,338,875         Trust 1993-189, Class PH, 6.50% due 2/25/19, (REMIC) (PAC
                      I/O) (e)..................................................       300,499
  6,356,614         Trust 1998-15, Class PJ, 6.50% due 2/18/21, (REMIC) (PAC
                      I/O) (e)..................................................       997,194
  4,026,308         Trust 1998-44, Class JB, 6.50% due 2/18/08, (REMIC) (PAC
                      I/O) (e)..................................................       425,000
  5,032,765         Trust 1998-44, Class IA, 6.50% due 7/18/16, (REMIC) (PAC
                      I/O) (e)..................................................       830,406
  1,000,000         Trust 1998-58, Class PD, 6.50% due 3/25/21, (REMIC) (PAC
                      I/O) (e)..................................................     1,590,625
 16,217,041         Trust 1998-63, Class IA, 6.00% due 10/25/23, (REMIC) (PAC
                      I/O) (e)..................................................     2,878,525
 16,000,000         Trust 1998-68, Class I, 6.50% due 12/25/19, (REMIC) (PAC
                      I/O) (e)..................................................       248,000
                                                                                  ------------

                    TOTAL MORTGAGE-BACKED SECURITIES (Cost -- $213,626,452).....   214,198,964
                                                                                  ------------

--------------------------------------------------------------------------------
                       See notes to financial statements.
PAGE 6
<PG$PCN>
SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (unaudited) (continued)

January 31, 1999


       FACE
     AMOUNT           SECURITY                                                           VALUE
----------------------------------------------------------------------------------------------
ZERO COUPON MUNICIPAL BONDS(E) -- 4.9%
$11,200,000         Austin, Texas Utility System Revenue, Series A, 11/15/08....  $  7,418,768
                    Edinburg, Texas Cons. Independent School District:
  1,845,000         2/15/08.....................................................     1,261,260
  2,705,000         2/15/09.....................................................     1,755,680
  5,470,000         Harris County, Texas, 8/15/08...............................     3,661,563
 10,535,000         Texas St. Public Finance Auth. Bldg. Rev., 2/1/08...........     7,213,631
                    Westmoreland County, Pennsylvania:
  2,665,000         Series G, 6/1/08............................................     1,799,408
  2,515,000         Series G, 12/1/08...........................................     1,662,793
                                                                                  ------------

                    TOTAL ZERO COUPON MUNICIPAL BONDS (Cost -- $22,270,158).....    24,773,103
                                                                                  ------------

                    TOTAL INVESTMENTS -- 100% (COST -- $515,794,822)............  $504,358,693
                                                                                  ============

--------------------------------------------------------------------------------

(a) Rate shown reflects current rate on variable rate instrument or instrument with step coupon rates.
(b) Payment-in-kind security for which part of the income earned is capitalized as additional principal.
(c) Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.
(d) Mortgage dollar rolls (See Note 4).
(e) Segregated as collateral for mortgage dollar rolls outstanding at year end.
    DCB    -- Debit Conversion Bond.
    EI     -- Eligible Interest.
    FLIRB  -- Front Loaded Interest Reduction Bond.
    IAB    -- Interest in Arrears Bond.
    IAN    -- Interest in Arrears Note.
    IRB    -- Interest Reduction Bond.
    NMB    -- New Money Bond.
    PAC I/O-- Planned Amortization Class -- Interest Only.
    PDI    -- Past Due Interest.
    REMIC  -- Real Estate Mortgage Investment Conduit.
    TBA    -- To Be Announced Security.

--------------------------------------------------------------------------------
                       See notes to financial statements.
                                                                          PAGE 7
<PG$PCN>
SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
                                  (unaudited)

January 31, 1999

ASSETS:
  Investments, at value (Cost -- $515,794,822)..............  $504,358,693
  Interest receivable.......................................     7,573,007
  Receivable for securities sold............................     1,312,333
                                                              ------------
  TOTAL ASSETS..............................................   513,244,033
                                                              ------------
LIABILITIES:
  Payable for securities purchased (Note 5).................   198,109,896
  Payable to bank...........................................     2,261,482
  Investment advisory fee payable...........................       150,503
  Administration fee payable................................        33,580
  Accrued expenses..........................................       228,286
                                                              ------------
  TOTAL LIABILITIES.........................................   200,783,747
                                                              ------------
  TOTAL NET ASSETS..........................................  $312,460,286
                                                              ============
NET ASSETS:
  Common stock ($0.001 par value, authorized 200,000,000;
    34,510,639 shares outstanding)..........................  $     34,511
  Additional paid-in capital................................   323,533,363
  Undistributed net investment income.......................     5,220,739
  Accumulated net realized loss on investments..............    (4,892,198)
  Net unrealized depreciation on investments................   (11,436,129)
                                                              ------------
  TOTAL NET ASSETS..........................................  $312,460,286
                                                              ============
NET ASSET VALUE, PER SHARE ($312,460,286 / 34,510,639
  shares)...................................................         $9.05
                                                              ============

--------------------------------------------------------------------------------
                       See notes to financial statements.
PAGE 8
<PG$PCN>
SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
                        (unaudited)

For the Six Months Ended January 31, 1999

INCOME:
  Interest..................................................  $ 17,321,088
                                                              ------------
EXPENSES:
  Investment advisory fees (Note 2).........................       952,084
  Administration fees (Note 2)..............................       235,469
  Custodian fees and expenses...............................       119,670
  Reports to shareholders...................................        38,793
  Audit fees and expenses...................................        35,652
  Legal fees and expenses...................................        27,922
  Transfer agent............................................        25,930
  Directors' fees and expenses..............................        20,444
  Listing fees..............................................        16,125
  Amortization of deferred organization costs (Note 1)......         1,718
  Other.....................................................         7,319
                                                              ------------
  TOTAL EXPENSES............................................     1,481,126
                                                              ------------
NET INVESTMENT INCOME.......................................    15,839,962
                                                              ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments..........................     1,542,958
  Change in net unrealized appreciation on investments......   (52,344,330)
                                                              ------------
  NET REALIZED GAIN AND CHANGE IN NET UNREALIZED
    APPRECIATION............................................   (50,801,372)
                                                              ------------
  NET DECREASE IN NET ASSETS FROM OPERATIONS................  $(34,961,410)
                                                              ============

--------------------------------------------------------------------------------
                       See notes to financial statements.
                                                                          PAGE 9
<PG$PCN>
SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

For the Six Months Ended January 31, 1999 (unaudited)

and the Year Ended July 31, 1998

                                                                   1999           1998
------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income...................................   $ 15,839,962   $ 31,314,914
    Net realized gain.......................................      1,542,958      4,726,432
    Net change in unrealized appreciation...................    (52,344,330)   (25,638,697)
                                                               ------------   ------------
    Net Increase (Decrease) in Net Assets From Operations...    (34,961,410)    10,402,649
DIVIDENDS:
    From net investment income..............................    (15,115,661)   (32,888,641)
                                                               ------------   ------------
    Decrease in Net Assets..................................    (50,077,071)   (22,485,992)
                                                               ------------   ------------
TOTAL NET ASSETS:
    Beginning of period.....................................    362,537,357    385,023,349
                                                               ------------   ------------
    End of Period (includes undistributed net investment
      income of $5,220,739 and $4,496,438, respectively)....   $312,460,286   $362,537,357
                                                               ============   ============

--------------------------------------------------------------------------------
STATEMENT OF CASH FLOWS
                        (unaudited)

For the Six Months Ended January 31, 1999

CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
    Purchases of long-term portfolio investments............  $(162,124,914)
    Proceeds from disposition of long-term portfolio
     investments and principal paydowns.....................    130,091,802
    Net sales of short-term portfolio investments...........     31,828,000
                                                              -------------
                                                                   (205,112)
    Net investment income...................................     15,839,962
    Capitalized income on payment-in-kind securities........       (237,400)
    Amortization of net premium/discount on investments.....     (1,525,896)
    Amortization of organization expenses...................          1,718
    Net change in receivables/payables related to
     operations.............................................     (1,020,016)
                                                              -------------
    NET CASH FLOWS PROVIDED BY OPERATING ACTIVITIES.........     12,853,256
                                                              -------------
CASH FLOWS USED BY FINANCING ACTIVITIES:
    Cash dividends paid.....................................    (15,115,661)
                                                              -------------
NET DECREASE IN CASH........................................     (2,262,405)
Cash, beginning of period...................................            923
                                                              -------------
PAYABLE TO BANK, END OF PERIOD..............................  $  (2,261,482)
                                                              =============

--------------------------------------------------------------------------------
                       See notes to financial statements.
PAGE 10
<PG$PCN>
SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc (the "Trust") was incorporated in Maryland on May 24, 1993 and is registered as a non-diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Trust commenced operations on August 27, 1993. The investment objective of the Trust is to manage a portfolio of fixed income securities that will return $10 per share to investors on or about November 30, 2008 while providing high monthly income. No assurance can be given that the Trust's investment objective will be achieved.

The Trust will seek to achieve its investment objective by investing substantially all (at least 90%) of its assets, under normal conditions, in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, securities issued or guaranteed by foreign governments (sovereign bonds) and collateralized in full as to principal due at their maturity by U.S. government securities, and zero-coupon obligations of municipal issuers. The market prices of the securities in which the Trust invests are expected to fluctuate with changes in interest rates and the perceived credit quality of such assets. The Trust's investments in sovereign bonds may be affected by political, social, economic or diplomatic changes in such countries and the Trust's investment in such securities increases the risk that the Trust will return less than $10 per share in the year 2008. At January 29, 1999, a significant portion of the Trust's investments is in sovereign debt of emerging market countries. In addition, the Trust's investment in mortgage-backed securities is subject to the risk that rapid principal repayment, including prepayment, may have an adverse effect on the yield to maturity of such securities.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts could differ from those estimates.

(a) SECURITIES VALUATION.   In valuing the Trust's assets, all securities for
which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there were a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there were no sales on such date and bid and asked quotations are available, and
(iii) at the bid price if there were no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price as of the close of business of that market. However, when the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. The Trust values mortgage-backed and asset-backed securities and other debt securities on the basis of current market quotations provided by dealers or independent pricing services which use prices provided by

                                                                         PAGE 11
<PG$PCN>
SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Securities for which reliable quotations are not readily available are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

(b) INVESTMENT TRANSACTIONS.   Investment transactions are recorded on the trade
date. Realized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes discount or amortizes premium on securities purchased using the effective interest method.

(c) FEDERAL INCOME TAXES.   The Trust has complied and intends to continue to
comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute sufficient taxable income to shareholders. Therefore, no federal income tax or excise tax provision is required.

(d) DIVIDENDS AND DISTRIBUTIONS.   The Trust declares and pays dividends to
shareholders monthly from net investment income. Net realized gains, if any, in excess of loss carryovers are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets. The Trust currently intends to retain, until the final liquidating distribution, income in an amount approximately equal to the tax-exempt income accrued on the zero-coupon obligations of municipal issuers in which it invests but in no event greater than 10% of the Trust's net investment income per year.

(e) DEFERRED ORGANIZATION COSTS.   A total of $125,000 was incurred in
connection with the organization of the Trust. These costs have been deferred and amortized ratably over a five-year period from commencement of operations. As of January 31, 1999, the amortization of these costs had been completed.

(f) REPURCHASE AGREEMENTS.   When entering into repurchase agreements, it is the
Trust's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(g) CASH FLOW INFORMATION.   The Trust invests in securities and distributes net
investment income and net realized gains which are paid in cash and may be reinvested at the discretion

PAGE 12
<PG$PCN>
SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and amortizing discounts or premiums on debt obligations.

NOTE 2. MANAGEMENT AND ADMINISTRATION FEES AND OTHER TRANSACTIONS

The Trust has an Investment Advisory Agreement with Salomon Brothers Asset Management Inc ("Adviser"), a wholly-owned subsidiary of Salomon Brothers Holding Company Inc., which in turn is wholly owned by Salomon Smith Barney Holdings, Inc. ("SSBH"), pursuant to which the Adviser acts as the Trust's investment adviser and is responsible for the management of the Trust's portfolio in accordance with the Trust's investment objectives and policies and for making decisions to buy, sell, or hold particular securities. The agreement with the Adviser was most recently approved by shareholders at a special meeting held on January 15, 1998. Approval of the agreement was necessary due to the merger of Salomon Inc., which had been the ultimate parent company of the Adviser, with and into SSBH, which occurred on November 28, 1997.

The Trust pays the Adviser a monthly fee for its advisory services at an annual rate of 0.60% of the value of the Trust's average weekly net assets. Pursuant to an administrative agreement dated September 1, 1995, the Adviser serves as Administrator and Prudential Mutual Fund Management, Inc. as Sub-administrator ("Sub-administrator"). Under the amended Agreement, the Trust pays the Administrator a monthly fee at an annual rate of 0.15% of the value of the Trust's average weekly net assets up to $250 million and 0.125% of the value of such net assets in excess of $250 million for its services, out of which the Administrator pays the Sub-administrator eighty percent of such fees collected for its services.

At January 31, 1999, the Adviser owned 13,485 shares of the Trust.

NOTE 3. PORTFOLIO ACTIVITY AND FEDERAL INCOME TAX STATUS

Purchases and sales of investment securities, other than short-term investments and dollar rolls, for the six months ended January 31, 1999 aggregated $162,124,914 and $130,155,524, respectively.

The Federal income tax cost basis of the Trust's investments at January 31, 1999 was $515,794,822 and net unrealized depreciation for federal income tax purposes was $11,436,129 (gross unrealized appreciation -- $18,046,448; gross unrealized depreciation -- $29,482,577).

                                                                         PAGE 13
<PG$PCN>
SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

The Trust has a capital loss carryforward as of July 31, 1998 of $3,393,044 which expires in 2004. To the extent future capital gains are offset by such capital losses, the Trust does not anticipate distributing such gains to shareholders.

NOTE 4. BORROWINGS

DOLLAR ROLLS.   The Trust enters into dollar rolls in which the Trust sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. At January 31, 1999, the Trust has outstanding contracts to repurchase mortgage-backed securities of $198,109,896 for a scheduled settlement of February 11, 1999. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust is compensated by a fee paid by the counterparty. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred and realized upon disposition of the rolled security. The average monthly balance of dollar rolls outstanding during the six months ended January 31, 1999 was approximately $195,044,483.

NOTE 5. EVENTS SUBSEQUENT TO JANUARY 31, 1999

Subsequent to January 31, 1999, the Board of Directors of the Trust declared dividends of $0.073 per common share payable February 26, 1999 and March 26, 1999 to shareholders of record on February 17, 1999 and March 16, 1999, respectively.

PAGE 14
<PG$PCN>
SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

-----------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED JULY 31, EXCEPT WHERE NOTED:


                                                              1999(1)    1998      1997     1996     1995    1994(2)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period........................  $10.51    $ 11.16   $ 8.76   $ 7.57   $ 7.75   $ 9.40++
                                                              -------   -------   ------   ------   ------   ------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income.....................................    0.46       0.91     1.00     0.94     0.89     0.77
  Net realized and unrealized gain (loss)...................   (1.48)     (0.61)    2.31     1.12    (0.19)   (1.65)
                                                              -------   -------   ------   ------   ------   ------
  Total (Loss) From Operations..............................   (1.02)      0.30     3.31     2.06     0.70    (0.88)
                                                              -------   -------   ------   ------   ------   ------
LESS DIVIDENDS:
  Dividends from net investment income......................   (0.44)     (0.95)   (0.91)   (0.87)   (0.88)   (0.75)
                                                              -------   -------   ------   ------   ------   ------
OFFERING COSTS WITH RESPECT TO ISSUANCE
  OF COMMON STOCK...........................................      --         --       --       --       --    (0.02)
                                                              -------   -------   ------   ------   ------   ------
NET ASSET VALUE, END OF PERIOD..............................  $ 9.05    $ 10.51   $11.16   $ 8.76   $ 7.57   $ 7.75
                                                              -------   -------   ------   ------   ------   ------
MARKET PRICE PER SHARE, END OF PERIOD.......................  $9.3125   $9.6875   $9.875   $8.625   $7.875   $7.875
                                                              -------   -------   ------   ------   ------   ------
TOTAL INVESTMENT RETURN(3)..................................    0.89%      7.95%   26.20%   21.39%   12.05%   (8.89)%+
RATIOS TO AVERAGE NET ASSETS:
  Total expenses............................................    0.92%++    0.90%    0.93%    1.01%    1.01%    0.89%++
  Net investment income.....................................    9.85%++    8.38%   10.11%   11.27%   12.20%    9.36%++
SUPPLEMENTAL DATA:
  Net assets, end of period (millions)......................  $  312    $   363   $  385   $  302   $  261   $  267
  Average net assets (millions).............................  $  322    $   374   $  340   $  287   $  251   $  305
  Portfolio turnover rate...................................      26%        34%      30%      32%      52%      11%
  Asset coverage to dollar rolls outstanding
    at period end...........................................     258%*      273%*    316%     320%     302%     299%
  Total mortgage dollar rolls outstanding
    at period end (millions)................................  $  198    $   209   $  178   $  137   $  129   $  135

--------------------------------------------------------------------------------

(1)  For the six months ended January 31, 1999 (unaudited).
(2) For the period from August 27, 1993 (commencement of operations) to July 31, 1994.
  + Return calculated based on beginning of period price of $9.40 (initial offering price of $10.00 less sales load of $.60) and end of period market value of $7.875 per share.
     The calculated return has not been annualized.
 ++ Net asset value immediately after closing of initial public offering was $9.38.
(3) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. For purposes of this calculation, dividends are assumed to be reinvested at prices obtained under the Trust's dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.
     Total investment returns for periods of less than one full year are not annualized.
 ++  Annualized.
  * Securities have been segregated to cover all outstanding mortgage dollar rolls at year-end. See Statement of Investments.

                                                                         PAGE 15
<PG$PCN>
SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
SELECTED QUARTERLY FINANCIAL INFORMATION
                                       (unaudited)

                                                                NET REALIZED AND            NET INCREASE
                                        NET INVESTMENT             UNREALIZED               (DECREASE) IN
                                            INCOME                 GAIN (LOSS)               NET ASSETS
                                     ---------------------   -----------------------   -----------------------
                          TOTAL                     PER                       PER                       PER
  QUARTERLY PERIOD       INCOME        AMOUNT      SHARE        AMOUNT       SHARE        AMOUNT       SHARE
--------------------------------------------------------------------------------------------------------------
August 1, 1996
 to October 31, 1996   $ 8,721,821   $7,949,929    $0.23     $ 24,992,853    $ 0.72    $ 32,942,782    $ 0.95
November 1, 1996
 to January 31, 1997    10,055,843    9,239,583     0.27       22,400,570      0.65      31,640,153      0.92
February 1, 1997
 to April 30, 1997       8,862,492    8,068,980     0.23      (10,122,279)    (0.29)     (2,053,299)    (0.06)
May 1, 1997
 to July 31, 1997        9,947,990    9,175,090     0.27       42,642,584      1.23      51,817,674      1.50
August 1, 1997
 to October 31, 1997     9,048,527    8,154,274     0.24      (29,740,658)    (0.86)    (21,586,384)    (0.63)
November 1, 1997
 to January 30, 1998     8,981,298    8,128,516     0.23       22,838,755      0.66      30,967,271      0.90
February 1, 1998
 to April 30, 1998       8,447,475    7,577,564     0.22        2,798,247      0.08      10,375,811      0.30
May 1, 1998
 to July 31, 1998        8,218,403    7,454,560     0.22      (16,808,609)    (0.49)     (9,354,049)    (0.27)
August 1, 1998
 to October 31, 1998     8,054,107    7,309,404     0.21      (45,868,771)    (1.33)    (38,559,367)    (1.12)
November 1, 1998
 to January 31, 1999     9,266,981    8,530,558     0.25       (4,932,601)    (0.15)      3,597,957      0.10


                           DIVIDENDS AND
                           DISTRIBUTIONS         SHARE PRICE
                       ----------------------   --------------
                                       PER
  QUARTERLY PERIOD       AMOUNT       SHARE     HIGH    LOW
---------------------  ---------------------------------------
August 1, 1996
 to October 31, 1996   $ 7,557,830    $0.219    9 1/4    8 5/8
November 1, 1996
 to January 31, 1997     8,834,724     0.256    9 3/8    8 3/4
February 1, 1997
 to April 30, 1997       7,557,830     0.219    9 5/8    8 7/8
May 1, 1997
 to July 31, 1997        7,557,830     0.219    9 15/16  9 1/4
August 1, 1997
 to October 31, 1997     7,557,831     0.219   10 3/16   9
November 1, 1997
 to January 30, 1998    10,215,150     0.296   10 3/16   9 3/8
February 1, 1998
 to April 30, 1998       7,557,830     0.219   10 3/16   9 7/8
May 1, 1998
 to July 31, 1998        7,557,830     0.219   10 3/16   9 5/8
August 1, 1998
 to October 31, 1998     7,557,830     0.219    9 13/16  7 3/4
November 1, 1998
 to January 31, 1999     7,557,831     0.219    9 5/8    8 11/16

--------------------------------------------------------------------------------

* Commencement of investment operations.

PAGE 16
<PG$PCN>
SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
ADDITIONAL SHAREHOLDER INFORMATION(unaudited)

On December 17, 1998, the Annual Meeting of the Fund's Stockholders was held for the purpose of voting on the following matters:

     1. The election of Heath B. McLendon to serve until the year 1999; Riordan Roett and Jeswald W. Salacuse to serve until the year 2001 as Directors of the Fund; and

     2. The ratification of the selection of PricewaterhouseCoopers LLP as the Fund's independent auditors for the fiscal year ending July 31, 1999.

The results of the vote on Proposal 1 were as follows:

                   SHARES VOTED   % OF SHARES   SHARES VOTED    % OF SHARES
NAME OF DIRECTORS      FOR         VOTED FOR      AGAINST      VOTED AGAINST
----------------------------------------------------------------------------
Heath B. McLendon   31,820,606       98.5%        469,252          1.5%
Riordan Roett       31,814,488       98.5%        475,370          1.5%
Jeswald W.
  Salacuse          31,816,888       98.5%        472,970          1.5%

The results of the vote on Proposal 2 were as follows:

             % OF SHARES                    % OF SHARES      VOTES     % OF SHARES
VOTES FOR     VOTED FOR    VOTES AGAINST   VOTED AGAINST   ABSTAINED    ABSTAINED
----------------------------------------------------------------------------------
31,767,546      98.4%         263,048          0.8%         259,262       0.8%

                                                                         PAGE 17
<PG$PCN>
SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
DIVIDEND REINVESTMENT PLAN  (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission the following additional disclosure is provided.

Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), stockholders may elect to have all distributions automatically reinvested by American Stock Transfer & Trust Company (the "Plan Agent") in Trust Shares pursuant to the Plan. Each registered Stockholder will receive from the Trust, as soon as practicable, an authorization card to be signed and returned if the Stockholder elects to participate in the Plan. Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the stockholder by the custodian, as dividend disbursing agent. In the case of stockholders, such as banks, brokers or nominees, that hold Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Shares certified from time to time by the stockholders as representing the total amount registered in such stockholders' names and held for the account of beneficial owners who are participants in the Plan. Investors that own shares registered in the name of a bank, broker-dealer or other nominee should consult with such nominee as to the participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the stockholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new shares in connection with the Plan.

The Plan Agent maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each stockholder's proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fees for the reinvestment of dividends and capital gains distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

PAGE 18
<PG$PCN>
SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
DIVIDEND REINVESTMENT PLAN  (unaudited) (continued)

The receipt of dividends and distributions under the Plan will not relieve participants of any federal income tax that may be payable on such dividends or distributions. See "Taxation -- Taxation of Stockholders."

Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust and the Plan Agent reserve the right to terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the termination sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Trust or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at 40 Wall Street, 46th Floor, New York, New York 10005.

---------------------------------------------------------------------------
OTHER INFORMATION (unaudited)

Year 2000. The investment management services provided to the Trust by SBAM depend in large part on the smooth functioning of its computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which the dates were encoded or calculated. The capability of these systems to recognize the year 2000 could have a negative impact on SBAM's provision of investment advisory services, including handling of securities trades, pricing and account services. SBAM has advised the Trust that it has been reviewing all of their computer systems and actively working on necessary changes to its systems to prepare for the year 2000 and expects that given the extensive testing which it is undertaking its systems will be year 2000 compliant before such date. In addition, SBAM has been advised by certain of the Trust's service providers that they are also in the process of modifying their systems with the same goal. There can, however, be no assurance that SBAM or any other service provider will be successful in achieving year 2000 compliance, or that interaction with other non-complying computer systems will not impair services to the Trust at that time.

                                                                         PAGE 19
<PG$PCN>
SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

-----------
DIRECTORS

CHARLES F. BARBER

      Consultant; formerly Chairman,
      ASARCO Incorporated

DANIEL P. CRONIN

      Vice President -- General Counsel,
      Pfizer International Inc.

HEATH B. MCLENDON

      Managing Director, Smith Barney Inc.
      President and Director, Mutual
        Management Corp. and Travelers
        Investment Advisors, Inc.;
      Chairman, Smith Barney Strategy Advisors Inc.

RIORDAN ROETT

      Professor and Director,
      Latin American Studies Program,
      Paul H. Nitze School of
      Advanced International Studies,
      Johns Hopkins University

JESWALD W. SALACUSE

      Henry J. Braker
      Professor of Commercial Law,
      The Fletcher School of Law & Diplomacy,
      Tufts University

---------
OFFICERS

HEATH B. MCLENDON

      Chairman and President

LEWIS E. DAIDONE

      Senior Vice President and Treasurer

PETER J. WILBY

      Executive Vice President

THOMAS K. FLANAGAN

      Executive Vice President

JAMES E. CRAIGE

      Executive Vice President

ROGER M. LAVAN

      Executive Vice President

ANTHONY PACE

      Assistant Controller

    --------------------------
    SALOMON BROTHERS

    2008 WORLDWIDE DOLLAR

    GOVERNMENT TERM TRUST INC

          Seven World Trade Center
          New York, New York 10048

    INVESTMENT ADVISER AND ADMINISTRATOR

          Salomon Brothers Asset
            Management Inc
          Seven World Trade Center
          New York, New York 10048

    SUB-ADMINISTRATOR

          Prudential Mutual Fund
            Management, Inc.
          One Seaport Plaza
          New York, New York 10292

    CUSTODIAN

          PNC Bank N.A.
          200 Stevens Drive
          Lester, PA 19113

    TRANSFER AGENT

          American Stock Transfer & Trust
            Company
          40 Wall Street
          New York, New York 10005

    INDEPENDENT ACCOUNTANTS

          PricewaterhouseCoopers LLP
          1177 Avenue of the Americas
          New York, New York 10036

    LEGAL COUNSEL

          Simpson Thacher & Bartlett
          425 Lexington Avenue
          New York, New York 10017

    NEW YORK STOCK EXCHANGE SYMBOL

          SBG

    ------------------------------------------------

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Trust may purchase, from time to time, shares of its common stock at market prices.

    ------------------------------------------------

    This report is for stockholder information.
   This is not a prospectus intended for use in
       the purchase or sale of Trust shares.
<PG$PCN>

                     (This page intentionally left blank.)
<PG$PCN>

                     (This page intentionally left blank.)